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                          EXHIBIT 23.2
                     CONSENT OF ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated April 6, 1999 relating to the financial statements and financial statement schedule of F5 Networks, Inc., which appear in the Registration Statement on Form S-1 (File No. 333-75817).

PricewaterhouseCoopers LLP

Seattle, Washington
June 4, 1999




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                                                        Exhibit Index Page 7